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                                                                   EXHIBIT 10.48


                                AMENDMENT OF THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP


     THIS AMENDMENT OF THE AGREEMENT OF LIMITED PARTNERSHIP OF COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP (this "Amendment Agreement") is made as of the 4th day of February, 1999, by and between Cogen Technologies Camden, Inc., a Texas corporation ("General Partner") and Cogen Technologies Limited Partners Joint Venture, a Texas general partnership ("Limited Partner"). Unless otherwise noted, all defined terms used herein shall have the same meaning given such terms in the Agreement of Limited Partnership of Cogen Technologies Camden GP Limited Partnership dated as of July 26, 1991 (as heretofore amended, the "Agreement").

     WHEREAS, the parties hereto are parties to the Agreement;

     WHEREAS, pursuant to the Agreement, the limited partnership known as Cogen Technologies Camden GP Limited Partnership (the "Partnership") was formed pursuant to the Partnership Act; and

     WHEREAS, the parties hereto desire to amend the Agreement to reflect certain agreements between the Partners.

     NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto hereby agree as follows:

     1. The DEFINITIONS of the Agreement shall be amended as follows:

          (c) The following new defined terms shall be added:

          "Amendment" shall mean the Amendment of the Agreement of Limited Partnership of Cogen Technologies Camden GP Limited Partnership dated as of February 4, 1999.

          "Buy-Out Agreement" shall mean the Termination Agreement dated as of the date of the Amendment, by and between the Partnership and RCM Management Services, L.P., a copy of which is attached to the Amendment as Exhibit A.

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     2. The existing text of Section 8.2 of the Agreement shall become subparagraph (a) of Section 8.2 and the following provision shall be added as subparagraph (b) of Section 8.2:

               (b) The Partners shall make Capital Contributions, pro rata in their respective Sharing Ratios, equal to all funds (i) required to be paid by the Partnership pursuant to the Buy-Out Agreement, (ii) necessary for the Partnership to be able to prepay all amounts outstanding under the Term Loan Agreement dated as of February 4, 1992 between the Partnership and General Electric Capital Corporation, as amended, and (iii) required to be paid by Camden Cogen L.P. pursuant to the Termination Agreement dated as of the date of the Amendment by and between Cogen Technologies Capital Company L.P. and H. Fred Levine, a copy of which is attached to the Amendment as Exhibit B.

     3. The address of the General Partner shall be restated as follows:

                 1400 Smith Street
                 Houston, TX  77002

     4. The General Partner is hereby authorized to execute and deliver the Buy-Out Agreement on behalf of the Partnership, to make a capital contribution to Camden Cogen L.P. on behalf of the Partnership in an amount equal to the Capital Contributions made pursuant to Section 8.2(b) of the Agreement, and to make all payments contemplated under the Buy-Out Agreement in accordance with the terms thereof.

     5. This Amendment Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

     6. This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as of the signatures were upon the same instrument.

     7. Except as hereby amended, the Agreement shall remain in full force and effect.

     8. This Amendment Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment
Agreement as of the day and in the year first above written.

                                   COGEN TECHNOLOGIES CAMDEN, INC.,
                                   a Texas corporation


                                   By: /s/ R. A. LYDECKER
                                       ------------------------------------
                                   Name:  Richard A. Lydecker, Jr.
                                   Title: Senior Vice President
                                          and Chief Financial Officer

                                   COGEN TECHNOLOGIES LIMITED
                                   PARTNERS JOINT VENTURE


                                   By: /s/ PAULINE E. BUCK, TRUSTEE
                                       ------------------------------------
                                       Pauline E. Buck, as Trustee of the
                                       Charles N. Buck Family Trust-A and
                                       the Charles N. Buck Family Trust-B
                                       under the Will of Charles N. Buck


                                   By: /s/ ROBERT A. HANSEN
                                       ------------------------------------
                                       Robert A. Hansen

                                   By: Evergreen Partnership Energy, Ltd.

                                   By: /s/ H. FRED LEVINE
                                       ------------------------------------
                                   Name: H. Fred Levine
                                         ----------------------------------
                                   Title: General Partner
                                          ---------------------------------

                                   By: The 1989 Energy Trust


                                       By: /s/ ROBERT CARY MCNAIR, JR.
                                           ------------------------------------
                                           Robert Cary McNair, Jr., Co-trustee
                                           (and not in his individual capacity)

                                       By: /s/ DAVID C. HOLLAND
                                           ------------------------------------
                                           David C. Holland, Co-trustee (and
                                           not in his individual capacity)


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                                         By: /s/ C. DONALD VAN WART
                                            ------------------------------------
                                            C. Donald Van Wart


                                         By: Hansfam Three, a Trust


                                             By: /s/ JOHN P. HANSEN
                                                -------------------------------
                                                John P. Hansen, Co-trustee (and
                                                not in his individual capacity)


                                             By: /s/ C. DONALD VAN WART
                                                -------------------------------
                                                C. Donald Van Wart, Co-trustee
                                                (and not in his individual
                                                capacity)


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